Exhibit 99.2

RAMCO GERSHENSON PROPERTIES TRUST

Quarterly Financial & Operating Supplement

For the First Quarter Ended March 31, 2011

TARGET
Kroger
BEST BUY
publix
THE HOME DEPOT
Marshalls
WHOLE FOODS
ROSS
DRESS FOR LESS

(248) 350-9900
www.rgpt.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
March 31, 2011

TABLE OF CONTENTS

		Page
Overview
	Company Information	2
	Disclosures	3

Quarterly & Year-to-Date Financial Results
	Consolidated Balance Sheets	4
	Consolidated Balance Sheets Detail	5
	Consolidated Statements of Operations	6
	Consolidated Statements of Operations Detail	7
	Funds from Operations and Additional Disclosures	8
	EBITDA	9
	Consolidated Market Data	10

Quarterly & Year-to-Date Operating Information
	Same Properties Analysis	11
	Leasing Activity - Consolidated & Unconsolidated Portfolios	12
	Redevelopment and Development Projects	13

Debt Information
	Summary of Debt Expiration - Consolidated Properties	14
	Summary of Outstanding Debt - Consolidated Properties	15

Portfolio Information
	Top Twenty Tenants-Consolidated and Unconsolidated Properties	16
	Summary of Expiring GLA-Consolidated and Unconsolidated Properties	17
	Portfolio Summary Report	18-20
Joint Venture Information
	Joint Venture Combining Balance Sheets	21
	Joint Venture Contribution to Funds from Operations	22
	Summary of Joint Venture Debt	23
	Joint Venture Same Properties Analysis	24
	Joint Venture Leasing Activity	25
	Joint Venture Summary of Expiring GLA	26

Company Information:

Metro Detroit
Toledo
Madison
Milwaukee
Chicago
Indianapolis
Columbus
New York, Northern New Jersey
Baltimore, Washington, D.C., N. Virginia
Knoxville
Greenville
Atlanta
Jacksonville
Orlando
Tampa Bay, Sarasota
Miami, Ft. Lauderdale, Palm Beach

Geographic Diversification by Annualized Base Rent:[1]

All Others
15%
Michigan
40%
Georgia
6%
Ohio
8%
Florida
31%

[1] Total portfolio including joint ventures.

Investor Relations:

E-mail: dhendershot@rgpt.com
Website: www.rgpt.com

RAMCO GERSHENSON PROPERTIES TRUST

Analyst Coverage:

Jefferies & Company, Inc.
Omotayo Okusanya
212.336.7076
tokusanya@jefferies.com

Stifel Nicolaus
Nathan Isbee
443.224.1346
nisbee@stifel.com

Page 2 of 26

Company Information: [GRAPHIC]  Ramco-Gershenson Properties Trust (NYSE:RPT) is a fully integrated, self-administered, publicly-traded real estate investment trust (REIT) based in Farmington Hills, Michigan. Our primary business is the ownership and management of shopping centers in targeted markets in the Eastern and Midwestern regions of the United States. At March 31, 2011, the Company owned and managed a portfolio of 89 shopping centers and one office building with approximately 20.5 million square feet of gross leasable area, of which 15.6 million is owned by the Company or its joint ventures.  The shopping centers are located in Michigan, Florida, Ohio, Georgia, Wisconsin, Indiana, New Jersey, Maryland, South Carolina, Virginia, Tennessee and Illinois. Geographic Diversification by Annualized Base Rent: (1) Investor Relations: Dawn L. Hendershot Director of IR and Corporate Communications Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334 Phone:  (248) 592-6202 E-mail:  dhendershot@rgpt.com Website: www.rgpt.com   Analyst Coverage: Deutsche Bank Vincent Chao, CFA 212.250.6799 vincent.chao@db.com Keefe, Bruyette & Woods Benjamin Yang, CFA 415.591.1631 byang@kbw.com  RBC Capital Markets Richard C. Moore, CFA 440.715.2646 rich.moore@rbccm.com Jefferies & Company, Inc. Omotayo Okusanya 212.336.7076 tokusanya@jefferies.com J.P. Morgan Michael W. Mueller, CFA 212.622.6689 michael.w.mueller@jpmorgan.com  KeyBanc Capital Markets Todd M. Thomas, CFA 917.368.2286 tthomas@keybanc.com Stifel Nicolaus Nathan Isbee 443.224.1346 nisbee@stifel.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
March 31, 2011

Disclosures

Forward-Looking Statements

Certain information contained in this Quarterly Financial and Operating Supplemental Information Package may contain forward-looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future.  Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements are based on reasonable assumptions.  It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing U.S. recession; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT.  Additional information concerning factors that could cause actual results to differ from those forward-looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2010. Copies of each filing may be obtained from the company or the Securities & Exchange Commission.

Funds From Operations

Management considers funds from operations ("FFO") an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income attributable to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"), gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures.  FFO should not be considered an alternative to GAAP net income attributable to common shareholders as an indication of our performance.  We consider FFO as a useful measure for reviewing our comparative operating and financial performance.  However, our computation of FFO may differ from the methodology for calculating FFO utilized by other real estate companies, and therefore, may not be comparable to these companies.

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets
As of March 31, 2011
(in thousands)

	March 31,	December 31,
	2011	2010
ASSETS
Income producing properties, at cost:
Land	$112,224	$114,814
Buildings and improvements	858,743	863,229
Less accumulated depreciation and amortization	(217,388)	(213,919)
Income producing properties, net	753,579	764,124
Construction in progress and land held for development or sale (including $0 and $25,812 of consolidated variable interest entities, respectively)	95,361	95,906
Property held for sale	9,119	-
Net real estate	$858,059	$860,030
Equity investments in unconsolidated joint ventures	107,249	105,189
Cash and cash equivalents	12,697	10,175
Restricted cash	7,180	5,726
Accounts receivable, net	10,713	10,451
Notes receivable	3,000	3,000
Other assets, net	58,950	58,258
TOTAL ASSETS	$1,057,848	$1,052,829

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable:
Mortgages payable (including $0 and $4,605 of consolidated variable interest entities, respectively)	$377,474	$363,819
Mortgage payable related to property held for sale	9,555	-
Secured revolving credit facility	132,500	119,750
Secured term loan facility, including secured bridge loan	30,000	60,000
Junior subordinated notes	28,125	28,125
Total mortgages and notes payable	$577,654	$571,694
Capital lease obligation	6,567	6,641
Accounts payable and accrued expenses	23,944	24,986
Other liabilities	2,860	3,462
Distributions payable	6,785	6,680
TOTAL LIABILITIES	$617,810	$613,463

Ramco-Gershenson Properties Trust shareholders' equity:
Common shares of beneficial interest, $0.01 par, 45,000 shares authorized, 38,429 and 37,947 shares issued and outstanding as of March 31, 2011 and December 31, 2010, respectively	$384	$379
Additional paid-in capital	572,068	563,370
Accumulated distributions in excess of net income	(168,020)	(161,476)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	404,432	402,273
Noncontrolling interest	35,606	37,093
TOTAL SHAREHOLDERS' EQUITY	440,038	439,366
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,057,848	$1,052,829

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets Detail
As of March 31, 2011
(in thousands)

	March 31,	December 31,
	2011	2010
Investment in real estate
Construction in progress	$2,249	$2,571
Land held for development or sale	93,112	93,335
Construction in progress and land held for development or sale	$95,361	$95,906

Other assets, net
Deferred leasing costs, net	$14,670	$15,136
Deferred financing costs, net	6,210	6,703
Lease intangible assets, net	7,428	7,969
Other, net	2,544	2,111
Straight-line rent receivable, net	17,783	17,864
Prepaid expenses and other	10,315	8,475
Other assets, net	$58,950	$58,258

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations
For the Three Months Ended March 31, 2011
(in thousands, except per share data)

	Three Months Ended March 31,
			Increas	e
	2011	2010	(Decrease	)
REVENUE
Minimum rent	$20,634	$20,035		$599
Percentage rent	77	73		4
Recovery income from tenants	7,761	7,624		137
Other property income	1,518	1,217		301
Management and other fee income	992	1,121		(129)
TOTAL REVENUE	30,982	30,070		912

EXPENSES
Real estate taxes	4,375	4,402		(27)
Recoverable operating expense	4,378	3,891		487
Other non-recoverable operating expense	763	817		(54)
Depreciation and amortization	8,857	7,692		1,165
General and administrative	5,057	4,126		931
TOTAL EXPENSES	23,430	20,928		2,502

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	7,552	9,142		(1,590)

OTHER INCOME AND EXPENSES
Other income (expense)	(210)	(330)		120
Gain on sale of real estate	156	-		156
Earnings from unconsolidated joint ventures	961	867		94
Interest expense	(8,759)	(8,614)		(145)
Impairment charge on unconsolidated joint ventures	-	(2,653)		2,653
LOSS FROM CONTINUING OPERATIONS BEFORE TAX	(300)	(1,588)		1,288
Income tax (provision) benefit of taxable REIT subsidiaries	(59)	143		(202)
LOSS FROM CONTINUING OPERATIONS	(359)	(1,445)		1,086

DISCONTINUED OPERATIONS
Income from operations	106	92		14
INCOME FROM DISCONTINUED OPERATIONS	106	92		14

NET LOSS	(253)	(1,353)		1,100
Net (income) loss attributable to noncontrolling partner interest	4	601		(597)
Net (income) loss attributable to noncontrolling OP unit holder interest	17	69		(52)
NET LOSS ATTRIBUTABLE TO RPT COMMON SHAREHOLDERS	$(232)	$(683)		$451

EARNINGS (LOSS) PER COMMON SHARE, BASIC
Continuing operations	$(0.01)	$(0.02)		$0.01
Discontinued operations	-	-		-
	$(0.01)	$(0.02)		$0.01
EARNINGS (LOSS) PER COMMON SHARE, DILUTED
Continuing operations	$(0.01)	$(0.02)		$0.01
Discontinued operations	-	-		-
	$(0.01)	$(0.02)		$0.01
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	37,927	31,020		6,907
Diluted	38,226	31,020		7,206

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations Detail
For the Three Months Ended March 31, 2011
(in thousands)

	Three Months Ended March 31,
			Increase
	2011	2010	(Decrease)
Other property income
Lease termination income	$1,174	$1,049	$125
Temporary income	171	95	76
TIF revenue	69	50	19
Other	104	23	81
Other property income	$1,518	$1,217	$301

Management and other fee income
Management fees	$772	$747	$25
Leasing fees	145	226	(81)
Development fees	75	148	(73)
Management and other fee income	$992	$1,121	$(129)

Other income (expense)
Real estate taxes and insurance expense on development projects	$(276)	$(336)	$60
Interest income	66	11	55
Other	-	(5)	5
Other income (expense)	$(210)	$(330)	$120

Gain on sale of real estate
Gain on sale of non-depreciable real estate	$156	$-	$156
Gain on sale of depreciable real estate	-	-	-
Gain on sale of real estate	$156	$-	$156

Ramco-Gershenson Properties Trust
Funds from Operations and Additional Disclosures
For the Three Months Ended March 31, 2011
(in thousands, except per share data)

	Three Months Ended March 31,
	2011	2010

Net income (loss) attributable to RPT common shareholders(1)	$(232)	$(683)
Adjustments:
Rental property depreciation and amortization expense	8,733	7,585
Pro-rata share of real estate depreciation from unconsolidated joint ventures	1,623	1,676
Noncontrolling interest in Operating Partnership	(17)	(69)
FUNDS FROM OPERATIONS	$10,107	$8,509
Impairment charge on unconsolidated joint ventures	-	2,653
FUNDS FROM OPERATIONS, EXCLUDING IMPAIRMENT	$10,107	$11,162

Weighted average common shares	37,927	31,020
Shares issuable upon conversion of Operating Partnership units	2,899	2,902
Dilutive effect of securities	299	-
WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED	41,125	33,922

FUNDS FROM OPERATIONS, PER DILUTED SHARE	$0.25	$0.25
Impairment charge on unconsolidated joint ventures	-	0.08
FUNDS FROM OPERATIONS, EXCLUDING IMPAIRMENT, PER DILUTED SHARE	$0.25	$0.33

Dividend per common share	$0.1633	$0.1633
Payout ratio - FFO, excluding impairment (1)	66.4%	49.6%

Additional Supplemental Disclosures:
Consolidated:
Straight-line rental income	$(81)	$523
Above/below market rent amortization	(18)	207
Fair market value of interest adjustment - acquired property	9	72
Stock-based compensation expense	484	(23)

Pro-rata share from Unconsolidated Joint Ventures:
Straight-line rental income	104	115
Above/below market rent amortization	24	97
Fair market value of interest adjustment - acquired property	62	2

(1)	Net income (loss) attributable to RPT common shareholders for the three months ended March 31, 2010, includes other than temporary impairment of our equity investments in unconsolidated joint ventures of $2,653.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Three Months Ended March 31, 2011
(in thousands, except per share data)

	Three Months Ended March 31,
	2011	2010
EBITDA Calculation

Income (loss) from continuing operations	$(359)	$(1,445)
Add back:
Impairment charge on unconsolidated joint ventures	-	2,653
Income (loss) from discontinued operations	106	92
Income tax provision (benefit) of taxable REIT subsidiaries	59	(143)
Interest expense (including discontinued operations)	8,877	8,734
Depreciation and amortization (including discontinued operations)	8,926	7,787
Consolidated EBITDA	$17,609	$17,678

Scheduled mortgage principal payments	$1,431	$1,149

Debt and Coverage Ratios
Consolidated net debt to EBITDA - annualized	8.1	8.0
Interest coverage ratio (EBITDA / interest expense)	2.0	2.0
Fixed charge coverage ratio (EBITDA / interest expense + scheduled mortgage principal pmts.)	1.7	1.8

Operating Ratios
GAAP NOI	$20,474	$19,839
Operating margin (GAAP NOI / total rental revenue)	66.1%	66.0%

General & Administrative Expense as a Percentage of Total Rental Revenues Under Management (1)
Revenue from REIT owned properties	$29,990	$28,949
Revenue From joint venture properties	23,103	26,414
Revenue from non-REIT properties under management contract	781	925
Total rental revenues under management	$53,874	$56,288

General and administrative expense	$5,057	$4,126
General and administrative expense / total rental revenues under management	9.4%	7.3%

(1)	General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and managed properties that are not owned.

Ramco-Gershenson Properties Trust
Consolidated Market Data
As of March 31, 2011

	March 31,
	2011	2010
Market price per common share	$12.53	$11.26

Common shares outstanding	38,428,589	31,046,360
Dilutive securities	357,030	-
Operating Partnership Units	2,899,079	2,902,641
Total common shares and equivalents	41,684,698	33,949,001

Equity market capitalization	$522,309,266	$382,265,751

Fixed rate debt (excluding unamortized premium)	$392,723,471	$489,352,856
Variable rate debt	184,857,285	76,068,225
Total fixed and variable rate debt	$577,580,756	$565,421,081
Capital lease obligation	6,567,368	6,854,688
Cash and cash equivalents	(12,696,925)	(4,778,300)
Net debt	$571,451,199	$567,497,469

Equity market capitalization	$522,309,266	$382,265,751

Total market capitalization	$1,093,760,465	$949,763,220

Net debt to total market capitalization	52.2%	59.8%

Ramco-Gershenson Properties Trust
Same Properties Analysis
For the Three Months Ended March 31, 2011
(in thousands)

	Three Months Ended March 31,
	2011	2010	% Change

Number of Properties (1)	45	45	0.0%

Occupancy	90.9%	91.2%	-0.3%

REVENUE
Minimum rent	$17,325	$17,289	0.2%
Percentage rent	64	72	-11.1%
Recovery income from tenants	6,495	6,993	-7.1%
Other property income	201	114	76.3%
	$24,085	$24,468	-1.6%

EXPENSES
Real estate taxes	$3,670	$3,925	-6.5%
Recoverable operating expense	3,081	3,065	0.5%
Other non-recoverable operating expense	506	626	-19.2%
	$7,257	$7,616	-4.7%

NET OPERATING INCOME	$16,828	$16,852	-0.1%

Operating Expense Recovery Ratio	96.2%	100.0%	-3.8%

(1)	Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment or held for sale.
Same-Center NOI also excludes one center impacted by the bankruptcy of A&P.

Ramco-Gershenson Properties Trust
Leasing Activity - Consolidated and Unconsolidated Portfolios
As of March 31, 2011

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TIs PSF
1st Quarter 2011	99	424,978	$13.00	$13.77	-5.6%	5.0	$5.69
4th Quarter 2010	87	246,571	$15.14	$15.62	-3.1%	4.4	$2.28
3rd Quarter 2010	78	518,298	$11.88	$11.90	-0.2%	5.3	$4.14
2nd Quarter 2010	77	642,924	$9.83	$9.99	-1.6%	5.0	$7.28
Total	341	1,832,771	$11.86	$12.16	-2.5%	5.0	$5.35

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TIs PSF
1st Quarter 2011	72	312,003	$13.24	$13.07	1.3%	3.9	$0.00
4th Quarter 2010	61	173,951	$15.72	$16.02	-1.9%	4.0	$0.03
3rd Quarter 2010	53	357,368	$12.56	$12.52	0.3%	4.5	$0.02
2nd Quarter 2010	48	490,900	$8.83	$8.93	-1.2%	4.1	$1.13
Total	234	1,334,222	$11.76	$11.78	-0.2%	4.1	$0.43

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TIs PSF
1st Quarter 2011	27	112,975	$12.33	$15.71	-21.5%	8.1	$21.40
4th Quarter 2010	26	72,620	$13.75	$14.66	-6.2%	5.3	$7.66
3rd Quarter 2010	25	160,930	$10.37	$10.54	-1.6%	7.0	$13.30
2nd Quarter 2010	29	152,024	$13.07	$13.42	-2.6%	7.9	$27.80
Total	107	498,549	$12.13	$13.19	-8.0%	7.3	$18.74

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TIs PSF
1st Quarter 2011	106	603,983	$13.04	N/A	N/A	6.8	$15.32
4th Quarter 2010	102	348,596	$13.82	N/A	N/A	5.1	$8.71
3rd Quarter 2010	91	614,351	$12.10	N/A	N/A	6.0	$9.14
2nd Quarter 2010	88	700,974	$10.61	N/A	N/A	5.9	$9.99
Total	387	2,267,904	$12.15	N/A	N/A	6.0	$10.98

(1)	Comparable leases represent those leases signed on spaces for which there was a former tenant.
(2)	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
As of March 31, 2011
(in millions)
Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Pro Rata Stabilized NOI	Total Projected Cost (3)	Pro Rata Projected Cost		Pro Rata Cost to Date	Pro Rata Cost to Complete

None

Development Projects and Land for Sale		Project Acreage	Cost to Date 12/31/10	Additions	Dispositions	Adjustments	Impairment	Cost to Date 3/31/11

Hartland Towne Square - Hartland Twp., MI		54.1 acres	$31.6	$0.0	$0.0	$0.0	$0.0	$31.6	(4)
The Town Center at Aquia - Stafford, VA		29.2 acres	17.9	0.4	0.0	0.0	0.0	18.3	(5)
Gateway Commons - Lakeland, FL		51.6 acres	21.1	0.2	0.0	0.0	0.0	21.3
Parkway Shops - Jacksonville, FL		47.6 acres	13.3	0.2	0.0	0.0	0.0	13.5
Other		Various parcels near existing assets.	9.4	0.1	(1.1)	0.0	0.0	8.4
Total Land Held for Development or Sale			$93.3	$0.9	$(1.1)	$0.0	$0.0	$93.1

(1)	Percentage based on actual numbers before rounding.
(2)	Represents incremental change in revenue.
(3)	Represents incremental costs.
(4)	Consolidated in 1Q 2010. In 1Q 2011, RPT acquired its partner's 80% interest for $1.0 million and now owns 100% of the project.
(5)	Does not include $23.4 million related to the phase I office building or $4.1 million related to the net book value of existing Income Producing Properties at Aquia.

Ramco-Gershenson Properties Trust
Summary of Debt Expiration - Consolidated Properties
As of March 31, 2011

						Cumulative
		Scheduled		Total	Percentage	Percentage
		Amortization	Scheduled	Scheduled	of Debt	of Debt
Year		Payments	Maturities	Maturities	Maturing	Maturing
2011		$4,142,325	$64,003,994	$68,146,319	11.8%	11.8%
2012		5,175,554	165,627,062	170,802,616	29.6%	41.4%
2013		4,734,968	30,121,368	34,856,336	6.0%	47.4%
2014		3,778,356	29,676,361	33,454,717	5.8%	53.2%
2015		3,546,229	73,189,467	76,735,696	13.3%	66.5%
2016		1,673,401	-	1,673,401	0.3%	66.8%
2017		1,597,266	110,000,000	111,597,266	19.3%	86.1%
2018		1,162,414	22,046,854	23,209,268	4.0%	90.1%
2019		962,435	3,148,141	4,110,576	0.7%	90.8%
2020		225,378	24,717,029	24,942,407	4.3%	95.1%
2021	+	-	28,125,000	28,125,000	4.9%	100.0%
Totals		$26,998,326	$550,655,276	$577,653,602

Scheduled maturities in 2011 include $30 million Bridge Loan that was repaid in April 2011.
Scheduled maturities in 2012 include $132.5 million, which represents the balance of the Secured Revolving Credit Facility drawn as of 03/31/11 due at maturity in December 2012.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Consolidated Properties
As of March 31, 2011
			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	03/31/11	Rate	Type	Date	Indebtedness

Mortgage Debt
Madison Center	Madison Heights, MI	LaSalle Bank N.A.	$9,165,840	7.5080%	Fixed	May-11	1.6%
Lakeshore Marketplace	Norton Shores, MI	Wells Fargo/Midland	14,283,801	7.6470%	Fixed	Aug-11	2.5%
Parkway Shops	Jacksonville, FL	St. Johns land contract	2,166,775	6.0000%	Fixed	Nov-11	0.4%
Hartland Towne Square	Hartland, MI	Huntington Bank	3,900,000	6.0000%	Variable	Dec-11	0.7%
Hartland Towne Square	Hartland, MI	Huntington Bank	4,605,000	6.0000%	Variable	Dec-11	0.8%
Beacon Square	Grand Haven, MI	Huntington Bank	6,808,408	4.0000%	Variable	Jun-12	1.2%
Gaines Marketplace	Gaines Twp., MI	Huntington Bank	7,043,877	3.7500%	Variable	Jun-12	1.2%
Coral Creek	Coconut Creek, FL	Key Bank	9,146,933	6.7800%	Fixed	Jul-12	1.6%
The Crossroads	Royal Palm Beach, FL	L.J. Melody & Co./Salomon	10,897,666	6.5000%	Fixed	Aug-12	1.9%
East Town Plaza	Madison, WI	Citigroup Global Markets	10,664,978	5.4500%	Fixed	Jul-13	1.8%
Centre at Woodstock	Woodstock, GA	Wachovia	3,833,538	6.9100%	Fixed	Jul-13	0.7%
Kentwood Towne Centre	Kentwood, MI	Nationwide Life	8,807,131	5.7400%	Fixed	Jul-13	1.5%
Lantana Shopping Center	Lantana, FL	Key Bank	9,554,657	4.7600%	Fixed	Aug-13	1.7%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	7,068,964	5.3800%	Fixed	May-14	1.2%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	24,622,644	5.3800%	Fixed	May-14	4.3%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,567,772	5.7980%	Fixed	Jun-15	2.5%
Jackson West	Jackson, MI	Key Bank	17,099,959	5.2000%	Fixed	Nov-15	3.0%
West Oaks I	Novi, MI	Key Bank	27,172,810	5.2000%	Fixed	Nov-15	4.7%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,729,567	5.0910%	Fixed	Dec-15	3.4%
Hoover Eleven	Warren, MI	Canada Life/GMAC	4,589,591	7.6250%	Fixed	Feb-16	0.8%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000,000	5.4355%	Fixed	Apr-17	19.0%
Jackson Crossing	Jackson, MI	Wells Fargo Bank, N.A.	24,650,000	5.7600%	Fixed	Apr-18	4.3%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,847,139	7.2000%	Fixed	May-18	0.3%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,878,098	7.3800%	Fixed	Dec-19	0.7%
West Oaks II and Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	30,850,608	6.4950%	Fixed	Apr-20	5.2%
Subtotal Mortgage Debt			$386,955,756	5.7165%			67.0%
Unamortized premium			72,846	0.0000%			0.0%
Total mortgage debt (including unamortized premium)			$387,028,602	5.7165%			67.0%

Corporate Debt
Secured Bridge Loan		Key Bank, as agent	$30,000,000	3.7700%	Variable	Apr-11	5.2%
Secured Revolving Credit Facility		Key Bank, as agent	132,500,000	5.5141%	Variable	Dec-12	22.9%
Junior Subordinated Note (1)		The Bank of New York Trust Co.	28,125,000	7.8700%	Fixed	Jan-38	4.9%
Subtotal Corporate Debt			$190,625,000	5.5872%			33.0%

Total debt			$577,653,602	5.6738%			100.0%

(1)	Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.

Ramco-Gershenson Properties Trust
Top Twenty Tenants (ranked by annualized base rent)
Consolidated and Unconsolidated Properties
As of March 31, 2011

Tenant Name	Credit Rating S&P/Moody's (1)	Number of Leases	Leased GLA SF	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	% of Annualized Base Rental Revenue

T.J. Maxx/Marshalls	A/A3	20	636,154	4.1%	$5,870,150	$9.23	3.9%
Publix Super Market	NR/NR	12	574,794	3.7%	4,534,891	7.89	3.0%
Home Depot	BBB+/Baa1	3	384,690	2.5%	3,110,250	8.09	2.0%
Kmart/Sears	BB-/Ba2	6	618,341	4.0%	2,760,656	4.46	1.8%
Dollar Tree	NR/NR	29	306,716	2.0%	2,737,788	8.93	1.8%
OfficeMax	B/B1	11	252,045	1.6%	2,699,078	10.71	1.8%
Jo-Ann Fabrics	NR/NR	6	218,993	1.4%	2,542,174	11.61	1.7%
Burlington Coat Factory	NR/NR	5	360,867	2.3%	2,376,333	6.59	1.6%
Staples	BBB/Baa2	10	213,690	1.4%	2,314,006	10.83	1.5%
Best Buy	BBB-/Baa2	5	176,677	1.1%	2,238,008	12.67	1.5%
PETsMART	BB/NR	7	160,428	1.0%	2,160,407	13.47	1.4%
Michaels Stores	B-/B3	9	199,724	1.3%	2,124,876	10.64	1.4%
Gander Mountain	NR/NR	2	159,791	1.0%	1,899,745	11.89	1.3%
Bed Bath & Beyond	BBB/NR	5	154,599	1.0%	1,846,043	11.94	1.2%
Lowe's Home Centers	A/A1	2	270,394	1.7%	1,822,956	6.74	1.2%
Meijer	NR/NR	2	397,428	2.6%	1,697,000	4.27	1.1%
Kroger	BBB/Baa2	3	207,709	1.3%	1,676,417	8.07	1.1%
Office Depot	B/B2	7	168,832	1.1%	1,674,772	9.92	1.1%
Hobby Lobby	NR/NR	5	276,173	1.8%	1,640,038	5.94	1.1%
LA Fitness Sports Club	NR/NR	2	76,833	0.5%	1,581,552	20.58	1.0%
Sub-Total top 20 tenants		151	5,814,878	37.4%	$49,307,140	$8.48	32.5%

Remaining tenants		1,391	7,955,778	51.1%	102,583,898	12.89	67.5%

Sub-Total all tenants		1,542	13,770,656	88.5%	$151,891,038	$11.03	100.0%

Vacant		414	1,790,439	11.5%	N/A	N/A	N/A

Total including vacant		1,956	15,561,095	100.0%	$151,891,038	N/A	100.0%

(1)	Source: Latest Company filings per CreditRiskMonitor.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA-Consolidated and Unconsolidated Properties
As of March 31, 2011

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	-	-	0.0%	0.0%	$-	18	41,567	0.7%	0.6%	$11.17	18	41,567	0.3%	0.3%	$11.17
2011	6	158,853	1.6%	1.6%	7.63	163	519,816	9.0%	9.7%	13.96	169	678,669	4.4%	5.6%	12.48
2012	16	678,854	6.9%	5.3%	6.00	265	868,886	15.1%	18.8%	16.19	281	1,547,740	9.9%	11.9%	11.72
2013	27	966,086	9.9%	11.0%	8.74	258	730,968	12.7%	16.0%	16.40	285	1,697,054	10.9%	13.5%	12.04
2014	22	1,039,937	10.6%	8.8%	6.49	211	681,623	11.8%	14.2%	15.62	233	1,721,560	11.1%	11.5%	10.11
2015	26	1,027,948	10.5%	11.5%	8.59	149	541,019	9.4%	11.1%	15.44	175	1,568,967	10.1%	11.3%	10.95
2016	31	1,207,240	12.3%	13.2%	8.38	119	531,401	9.2%	12.1%	17.05	150	1,738,641	11.2%	12.6%	11.03
2017	17	628,385	6.4%	10.0%	12.27	34	148,058	2.6%	3.5%	17.83	51	776,443	5.0%	6.8%	13.33
2018	13	466,343	4.8%	6.2%	10.23	30	125,003	2.2%	3.0%	17.89	43	591,346	3.8%	4.6%	11.85
2019	10	524,180	5.4%	6.4%	9.36	25	116,024	2.0%	2.4%	15.55	35	640,204	4.1%	4.4%	10.48
2020	7	496,910	5.1%	3.9%	6.03	31	150,345	2.6%	3.4%	16.91	38	647,255	4.2%	3.6%	8.56
2021 +	31	1,880,007	19.1%	22.1%	9.09	33	241,203	4.2%	5.2%	16.29	64	2,121,210	13.5%	13.9%	9.91
Sub-Total	206	9,074,743	92.6%	100.0%	$8.47	1,336	4,695,913	81.5%	100.0%	$15.97	1,542	13,770,656	88.5%	100.0%	$11.03

Vacant	18	721,813	7.4%	N/A	N/A	396	1,068,626	18.5%	N/A	N/A	414	1,790,439	11.5%	N/A	N/A

Total	224	9,796,556	100.0%	100.0%	N/A	1,732	5,764,539	100.0%	100.0%	N/A	1,956	15,561,095	100.0%	100.0%	N/A

(1)	Anchor is defined as a tenant leasing 19,000 square feet or more.
(2)	Tenants currently under month to month lease or in the process of renewal.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of March 31, 2011
						Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Consolidated Portfolio

Florida
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	33	109,312	109,312	42,112	67,200	100,487	91.9%	91.9%	$15.19	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22	123,610	123,610	61,166	62,444	117,268	94.9%	94.9%	11.00	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	11	167,387	134,707	102,027	32,680	122,693	91.1%	91.1%	5.72	Beall's, Save-A-Lot, (Goodwill)
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	25	93,598	93,598	35,768	57,830	37,142	39.7%	39.7%	9.08
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	70	887,466	544,965	323,907	221,058	519,318	95.3%	95.3%	15.67	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, (Lowe's), (Wal-Mart)
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16	62,038	62,038	37,888	24,150	58,538	94.4%	94.4%	12.17	Publix
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	16	154,349	154,349	107,875	46,474	138,489	89.7%	89.7%	8.83	Beall's Outlet, Winn-Dixie
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	19	96,790	96,790	31,700	65,090	35,265	36.4%	36.4%	11.42
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28	237,026	237,026	146,409	90,617	210,216	88.7%	88.7%	8.02	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35	120,092	120,092	42,112	77,980	98,174	90.0%	81.7%	15.38	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24	186,496	186,496	125,141	61,355	82,005	57.8%	44.0%	8.97	Sweet Bay
Total / Average				299	2,238,164	1,862,983	1,056,105	806,878	1,519,595	83.5%	81.6%	$12.02

Georgia
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14	86,748	86,748	51,420	35,328	68,460	78.9%	78.9%	$11.21	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15	170,475	170,475	138,915	31,560	170,475	100.0%	100.0%	5.25	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell, GA	100%	1986/1996/NA	23	107,053	107,053	39,668	67,385	79,672	74.4%	74.4%	11.06	Studio Movie Grill
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22	97,001	97,001	47,955	49,046	86,846	89.5%	89.5%	10.00	Publix (3)
Mays Crossing	Stockbridge, GA	100%	1984/1997/2007	21	137,284	137,284	100,244	37,040	131,164	95.5%	95.5%	6.60	Big Lots, Dollar Tree, Value Village-Sublease of ARCA Inc.
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	34	280,225	280,225	199,555	80,670	136,570	48.7%	48.7%	10.34	Farmers Home Furniture, Publix
Total / Average				129	878,786	878,786	577,757	301,029	673,187	76.6%	76.6%	$8.45

Illinois
Liberty Square	Wauconda, IL	100%	1987/2010/2008	26	107,369	107,369	54,522	52,847	92,624	86.3%	86.3%	$12.59	Jewel-Osco
Total/Average				26	107,369	107,369	54,522	52,847	92,624	86.3%	86.3%	$12.59

Indiana
Merchants' Square	Carmel, IN	100%	1970/2004/NA	45	358,875	278,875	69,504	209,371	249,553	89.5%	89.5%	$10.13	Cost Plus, Hobby Lobby (3), (Marsh Supermarket)
Total/Average				45	358,875	278,875	69,504	209,371	249,553	89.5%	89.5%	$10.13

Michigan
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16	154,703	51,387	-	51,387	44,132	85.9%	85.9%	$17.05	(Home Depot)
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	248,206	135,330	65,735	69,595	131,030	96.8%	96.8%	9.77	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights, MI	100%	1985/1996/2009	11	102,001	102,001	50,852	51,149	92,815	91.0%	91.0%	7.07	Hobby Lobby
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	8	99,281	99,281	55,175	44,106	99,281	100.0%	100.0%	16.10	DSW Shoe Warehouse, Office Depot
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	287,453	169,676	117,972	51,704	85,571	50.4%	50.4%	8.52	Office Depot (3), TJ Maxx, (Target)
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	312,950	85,757	23,524	62,233	58,222	67.9%	67.9%	11.18	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	23	338,808	137,508	56,586	80,922	129,408	94.1%	94.1%	12.92	Best Buy, Citi Trends, (Burlington Coat Factory), (Target)
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8	68,326	68,326	32,384	35,942	68,326	100.0%	100.0%	6.10	Oakridge Market
Gaines Marketplace	Gaines Twp., MI	100%	2004/2004/NA	15	392,169	392,169	351,981	40,188	389,169	99.2%	99.2%	4.48	Meijer, Staples, Target
Hoover Eleven	Warren, MI	100%	1989/2003/NA	57	299,076	299,076	153,810	145,266	219,938	74.3%	73.5%	12.29	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	61	652,745	398,503	222,192	176,311	375,503	94.2%	94.2%	9.82	Best Buy, Bed Bath & Beyond, Jackson 10 Theater, Kohl's, TJ Maxx, Toys "R" Us, (Sears), (Target)
Jackson West	Jackson, MI	100%	1996/1996/1999	5	210,321	210,321	194,484	15,837	190,838	90.7%	90.7%	7.11	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.9%	1988/1996//NA	18	286,061	184,152	122,887	61,265	161,302	87.6%	87.6%	5.93	Hobby Lobby-Sublease of Rubiloff Development. Group, OfficeMax, (Rooms Today)
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9	141,073	141,073	126,195	14,878	141,073	100.0%	100.0%	4.02	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	473,654	346,854	264,089	82,765	297,709	97.0%	85.8%	8.58	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20	136,422	136,422	93,380	43,042	126,777	92.9%	92.9%	10.34	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	14	227,088	227,088	167,830	59,258	188,666	83.1%	83.1%	6.13	Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	15	192,587	192,587	145,389	47,198	190,587	99.0%	99.0%	10.37	DSW Shoe Warehouse, Jo-Ann, Kohl's
Oak Brook Square	Flint, MI	100%	1982/1996/NA	20	152,373	152,373	79,744	72,629	146,773	96.3%	96.3%	8.80	Hobby Lobby, TJ Maxx
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9	246,968	246,968	206,747	40,221	246,968	100.0%	100.0%	6.97	Marshalls, Office Depot (3), Wal-Mart
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8	19,738	19,738	-	19,738	19,738	100.0%	100.0%	23.02
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14	165,999	165,999	128,339	37,660	162,659	98.0%	98.0%	7.62	Big Lots (6), Burlington Coat Factory, Marshalls
Tel-Twelve	Southfield, MI	100%	1968/1996/2005	21	523,411	523,411	479,869	43,542	517,867	98.9%	98.9%	10.65	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PETsMART
The Auburn Mile	Auburn Hills, MI	100%	2000/1999/NA	7	624,212	90,553	64,315	26,238	90,553	100.0%	100.0%	10.72	Jo-Ann, Staples, (Best Buy), (Costco), (Meijer), (Target)
West Oaks I	Novi, MI	100%	1979/1996/2004	8	243,987	243,987	213,717	30,270	243,987	100.0%	100.0%	9.60	Best Buy, DSW Shoe Warehouse, Gander Mountain, Old Navy, Home Goods & Michaels-Sublease of JLPK-Novi LLC
West Oaks II	Novi, MI	100%	1986/1996/2000	30	389,094	167,954	90,753	77,201	163,864	97.6%	97.6%	16.62	Jo-Ann, Marshalls, (Bed Bath & Beyond), (Kohl's), (Toys "R" Us), (Value City Furniture)
Total / Average				465	6,988,706	4,988,494	3,507,949	1,480,545	4,582,756	95.8%	94.9%	$9.17

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of March 31, 2011
						Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)
Ohio
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	470,245	344,045	244,991	99,054	334,105	97.1%	97.1%	$9.17	Home Depot, Giant Eagle, Michaels, T J Maxx, (Target)
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1	22,930	22,930	22,930	-	22,930	100.0%	100.0%	12.10	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6	47,477	47,477	41,077	6,400	47,477	100.0%	100.0%	9.86	Office Depot (3), PETsMART
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	596,587	211,817	110,691	101,126	195,003	92.1%	92.1%	11.19	Ashley Furniture, OfficeMax, PETsMART, T J Maxx, (Best Buy), (Big Lots), (Dick's Sporting Goods), (Guitar Center), (Kroger), (Sam's Club), (Target)
Troy Towne Center	Troy, OH	100%	1990/1996/2003	18	341,719	144,610	86,584	58,026	141,170	97.6%	97.6%	6.15	Kohl's, (Wal-Mart)
Total / Average				75	1,478,958	770,879	506,273	264,606	740,685	96.1%	96.1%	$9.26

South Carolina
Taylors Square	Taylors, SC	100%	1989/1997/2005	11	241,236	33,791	-	33,791	29,628	87.7%	87.7%	$15.84	(Wal-Mart)
Total / Average				11	241,236	33,791	-	33,791	29,628	87.7%	87.7%	$15.84

Tennessee
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	10	304,224	96,279	66,346	29,933	96,279	100.0%	100.0%	$8.77	HH Gregg, Ross Dress For Less, (Wal-Mart)
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2	28,174	28,174	23,500	4,674	28,174	100.0%	100.0%	11.38	OfficeMax
Total / Average				12	332,398	124,453	89,846	34,607	124,453	100.0%	100.0%	$9.36

Virginia
The Town Center at Aquia [7]	Stafford, VA	100%	1989/1998/NA	13	97,990	97,990	62,184	35,806	87,251	89.0%	89.0%	$25.49	Northrop Grumman
Total / Average				13	97,990	97,990	62,184	35,806	87,251	89.0%	89.0%	$25.49

Wisconsin
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	502,634	208,959	144,685	64,274	187,569	89.8%	89.8%	$9.29	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, (Menards), (Shopko), (Toys "R" Us)
The Shoppes at Fox River	Waukesha, WI	100%	2009/2010/NA	20	267,996	135,614	61,045	74,569	125,563	94.5%	92.6%	16.27	Pick N' Save, (Target)
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	28	315,626	315,626	179,818	135,808	277,178	90.7%	87.8%	8.33	Burlington Coat Factory, Kmart, Office Depot
Total / Average				66	1,086,256	660,199	385,548	274,651	590,310	73.3%	71.9%	$10.32

Consolidated Portfolio Subtotal / Average				1,141	13,808,738	9,803,819	6,309,688	3,494,131	8,690,042	89.5%	88.6%	$9.95

Consolidated Portfolio Under Redevelopment:
The Town Center at Aquia [4]	Stafford, VA	100%	1989/1998/NA	3	40,518	40,518	24,000	16,518	40,518	100.0%	100.0%	$10.64	Regal Cinemas
Total / Average				3	40,518	40,518	24,000	16,518	40,518	100.0%	100.0%	$10.64

Consolidated Portfolio Subtotal / Average				1,144	13,849,256	9,844,337	6,333,688	3,510,649	8,730,560	89.6%	88.7%	$9.96

Joint Venture Portfolio at 100%

Florida
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	23	90,116	90,116	51,420	38,696	75,120	83.4%	83.4%	$12.11	Publix
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22	167,280	167,280	103,085	64,195	158,876	95.0%	95.0%	11.85	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	300,186	115,586	67,000	48,586	97,171	84.1%	84.1%	12.13	Jo-Ann, Marshalls, (Target)
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	49	238,901	238,901	107,190	131,711	214,660	89.9%	89.9%	12.05	Office Depot, Ross Dress For Less, Winn-Dixie
Martin Square	Stuart, FL	30%	1981/2005/NA	15	331,105	331,105	291,432	39,673	301,931	91.2%	91.2%	6.25	Home Depot, Sears, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	58	272,866	272,866	154,637	118,229	216,761	91.2%	79.4%	20.53	Golfsmith, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Shenandoah Square	Davie, FL	40%	1989/2001/NA	40	123,646	123,646	42,112	81,534	121,216	98.0%	98.0%	14.94	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	305,388	181,988	115,541	66,447	173,689	95.4%	95.4%	11.95	Ashley Furniture, Michaels, Staples, (Target)
The Plaza at Delray	Delray Beach, FL	20%	1979/2004/NA	48	326,763	326,763	189,234	137,529	301,610	92.3%	92.3%	15.34	Books-A-Million, Marshalls, Publix, Regal Cinemas, Ross Dress For Less, Staples
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3	92,979	92,979	92,979	-	92,979	100.0%	100.0%	12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	40	155,770	155,770	42,112	113,658	143,270	92.0%	92.0%	12.54	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	25	146,755	146,755	64,504	82,251	106,972	72.9%	72.9%	12.77	Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	10	109,761	109,761	78,658	31,103	97,347	88.7%	88.7%	12.84	Bed Bath & Beyond, Michaels, Total Wine & More
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19	156,236	156,236	81,801	74,435	130,993	98.0%	83.8%	11.77	Badcock, Save-A-Lot, US Postal Service
Total / Average				391	2,817,752	2,509,752	1,481,705	1,028,047	2,232,595	91.1%	89.0%	$12.77

Georgia
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	18	94,267	94,267	46,358	47,909	86,833	92.1%	92.1%	$8.73	Goodwill
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	12	84,846	84,846	60,509	24,337	82,896	97.7%	97.7%	14.01	Sports Authority, Staples
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	29	150,872	150,872	104,090	46,782	94,935	89.1%	62.9%	10.47	Kroger
Total / Average				59	329,985	329,985	210,957	119,028	264,664	92.2%	80.2%	$11.01

Illinois
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	35	163,054	163,054	66,079	96,975	141,322	86.7%	86.7%	$14.73	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows, IL	20%	1956/2008/1995	18	130,436	130,436	83,230	47,206	115,727	88.7%	88.7%	10.53	Jewel Osco, Northwest Community Hospital
Total / Average				53	293,490	293,490	149,309	144,181	257,049	87.6%	87.6%	$12.84

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of March 31, 2011
						Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)
Indiana
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25	263,838	140,038	57,713	82,325	131,707	94.1%	94.1%	$13.22	Marshalls, Whole Foods, (Target),
Total / Average				25	263,838	140,038	57,713	82,325	131,707	94.1%	94.1%	$13.22

Maryland
Crofton Centre	Crofton, MD	20%	1974/1996/NA	19	252,491	252,491	196,570	55,921	223,722	88.6%	88.6%	$7.45	Basics/Metro, Gold's Gym, Kmart
Total / Average				19	252,491	252,491	196,570	55,921	223,722	88.6%	88.6%	$7.45

Michigan
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15	165,544	165,544	122,406	43,138	149,386	90.2%	90.2%	$8.78	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	37	357,302	357,302	194,236	163,066	299,673	94.5%	83.9%	17.15	Bed Bath & Beyond, Loehmann's, Marshalls, T J Maxx
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	634,015	281,374	241,850	39,524	241,750	85.9%	85.9%	13.97	Home Depot, Marshalls, Michaels, PETsMART, (Costco), (Meijer)
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11	19,410	19,410	-	19,410	14,210	73.2%	73.2%	14.69
The Shops at Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	21	97,024	97,024	36,044	60,980	75,369	77.7%	77.7%	18.46	Plum Market
Troy Marketplace	Troy, MI	30%	2000/2005/NA	12	242,793	222,193	193,360	28,833	210,873	94.9%	94.9%	14.62	Famous Furniture, Golfsmith, LA Fitness, Nordstrom Rack, PETsMART, (REI)
West Acres Commons	Flint, MI	40%	1998/2001/NA	14	95,089	95,089	59,889	35,200	84,489	88.9%	88.9%	8.12	Family Fare
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	16	429,622	314,409	224,356	90,053	309,409	98.4%	98.4%	13.36	Borders, Dick's Sporting Goods, Linens 'N Things (5), Marshalls, Michaels, PETsMART, (Kmart)
Total / Average				140	2,040,799	1,552,345	1,072,141	480,204	1,385,159	91.7%	89.2%	$13.96

New Jersey
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	41	223,201	223,201	108,769	114,432	167,998	87.4%	75.3%	$13.87	Shop-Rite Supermarket, Staples
Total / Average				41	223,201	223,201	108,769	114,432	167,998	87.4%	75.3%	$13.87

Ohio
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	44	253,651	253,651	139,130	114,521	234,482	94.3%	92.4%	$9.85	Eurolife Furniture, Marshalls, MicroCenter, Sunflower Market (3), Tuesday Morning (6)
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	40	161,805	161,805	46,574	115,231	142,720	88.2%	88.2%	19.86	Bed Bath & Beyond, Whole Foods
Total / Average				84	415,456	415,456	185,704	229,752	377,202	91.9%	90.8%	$13.63

JV Subtotal / Average at 100%				812	6,637,012	5,716,758	3,462,868	2,253,890	5,040,096	91.0%	88.2%	$12.89

PORTFOLIO TOTAL / AVERAGE				1,956	20,486,268	15,561,095	9,796,556	5,764,539	13,770,656	90.1%	88.5%	$11.03

Footnotes
(1)	Company Owned GLA represents gross leasable area that is owned by the Company. Total Center GLA includes Owned GLA and square footage attributable to non-owned anchor space.
(2)	Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis represent non-company owned GLA.
(3)	Tenant closed - lease obligated.
(4)	The Town Center at Aquia is considered a development project by the Company.
(5)	Tenant closed in Bankruptcy, lease guaranteed by CVS.
(6)	Space delivered to tenant.
(7)	Represents the Office Building at The Town Center at Aquia.

Ramco-Gershenson Properties Trust
Joint Venture Combining Balance Sheets
As of March 31, 2011
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	JV's
	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI (1)	Davie, FL	Southfield, MI	at 100%

ASSETS
Investment in real estate
Land	$76,926	$43,806	$2,879	$7,600	$4,019	$1,106	$1,653	$50	$138,039
Buildings and improvements	474,411	271,450	21,076	45,661	23,761	9,992	15,385	445	862,181
Construction in progress	875	945	-	-	-	-	-	-	1,820
Intangible assets, net	12,619	5,671	1,034	1,044	498	44	203	2	21,115
	564,831	321,872	24,989	54,305	28,278	11,142	17,241	497	1,023,155
Less: accumulated depreciation	(63,686)	(24,708)	(2,013)	(4,278)	(2,172)	(2,429)	(3,621)	(166)	(103,073)
Investments in real estate, net	501,145	297,164	22,976	50,027	26,106	8,713	13,620	331	920,082
Cash and cash equivalents	11,502	9,679	397	932	169	692	763	154	24,288
Accounts receivable, net	2,379	2,416	9	(41)	(91)	16	173	30	4,891
Other assets, net	7,677	2,537	639	320	163	102	353	102	11,893

TOTAL ASSETS	$522,703	$311,796	$24,021	$51,238	$26,347	$9,523	$14,909	$617	$961,154

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$224,680	$171,266	$8,487	$-	$-	$8,401	$11,622	$680	$425,136
Accounts payable and accrued expenses	7,019	5,835	169	802	160	1,122	384	258	15,749
Total Liabilities	231,699	177,101	8,656	802	160	9,523	12,006	938	440,885

ACCUMULATED EQUITY (DEFICIT)	291,004	134,695	15,365	50,436	26,187	-	2,903	(321)	520,269

TOTAL LIABILITIES AND ACCUMULATED EQUITY	$522,703	$311,796	$24,021	$51,238	$26,347	$9,523	$14,909	$617	$961,154

									Ramco Equity
									Investment in
EQUITY INVESTMENTS IN AND NOTES									Joint Ventures
RECEIVABLE FROM UNCONSOLIDATED ENTITIES
Equity Investments in Unconsolidated Entities	$81,259	$16,642	$2,923	$2,765	$1,713	$-	$1,189	$758	$107,249
Notes Receivable from Unconsolidated Entities	-	-	-	-	-	-	-	-	-
Total Equity Investments in and Notes
Receivable from Unconsolidated Entities	$81,259	$16,642	$2,923	$2,765	$1,713	$-	$1,189	$758	$107,249

(1)	In the first quarter 2011, the joint venture recorded a $125,000 impairment of long-lived assets, the extent of the entity's equity. Ramco suspended equity method accounting and reversed any losses previously recorded in excess of our investment. Our investment in the West Acres joint venture was zero at March 31, 2011.

Ramco-Gershenson Properties Trust
Joint Venture Contribution to Funds from Operations
For the Three Months Ended March 31, 2011
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	JV's	Pro-Rata
Three months ended March 31, 2011	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI (1)	Davie, FL	Southfield, MI	at 100%	Share

Total revenue	$13,094	$6,784	$576	$1,168	$511	$245	$656	$69	$23,103	$5,912

Operating expense	3,860	2,388	92	189	143	81	227	25	7,005	1,813
Depreciation and amortization	3,591	2,091	197	321	176	66	123	9	6,574	1,649
Interest expense	3,375	2,756	40	-	-	276	213	10	6,670	1,773
Total expenses	10,826	7,235	329	510	319	423	563	44	20,249	5,235

Impairment charge on long-lived assets	-	-	-	-	-	125	-	-	125	-
Net income (loss)	$2,268	$(451)	$247	$658	$192	$(303)	$93	$25	$2,729	$677

Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%	50%
Ramco's share of net income (loss)	$680	$(90)	$49	$46	$13	$213	$37	$13		$961

Add: Pro rata share of depreciation expense	1,077	418	40	22	13	-	49	4		1,623
Funds from operations contributed by JV's	$1,757	$328	$89	$68	$26	$213	$86	$17		$2,584

(1)
In the first quarter 2011, the joint venture recorded a $125,000 impairment of long-lived assets, the extent of the entity's equity.   Ramco suspended equity method accounting and reversed any losses previously recorded in excess of our investment.  Our investment in the West Acres joint venture was zero at March 31, 2011.

Ramco-Gershenson Properties Trust
Summary of Joint Venture Debt
As of March 31, 2011
			Ramco				Stated		Ramco
			Ownership	Mortgage	Maturity	Loan	Interest		Share of
Property Name	Location	Lender or Servicer	Interest	Balance	Date	Type	Rate		Debt

West Acres Commons	Flint, MI	Midland Loan Services	40%	$ 8,401,214	(4)	Fixed	13.1400%		$ 3,360,486
Martin Square	Stuart, FL	Berkadia Commercial Mortgage	30%	12,277,872	Aug-11	Fixed	7.4400%		3,683,362
Shenandoah Square	Davie, FL	L.J. Melody & Co/Salomon	40%	11,621,559	Feb-12	Fixed	7.3300%		4,648,624
Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	8,487,497	Jun-12	Variable	1.6983%	(1)	1,697,499
West Broward Shopping Center	Plantation, FL	Berkadia Commercial Mortgage	30%	9,317,518	Oct-12	Fixed	6.6400%		2,795,255
The Shops on Lane Avenue	Upper Arlington, OH	Principal Global Investors	20%	27,600,000	Jan-13	Variable	5.9500%	(3)	5,520,000
Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	21,600,000	Jan-13	Variable	5.8800%	(3)	4,320,000
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	24,505,000	Jan-13	Variable	5.8800%	(3)	4,901,000
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	30%	43,250,285	Jul-13	Fixed	6.6400%		12,975,086
Winchester Center	Rochester Hills, MI	Wachovia	30%	27,180,122	Jul-13	Fixed	8.1056%		8,154,037
Hunter's Square	Farmington Hills, MI	Wachovia	30%	35,325,675	Aug-13	Fixed	8.1504%		10,597,702
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	47,102,335	Sep-13	Fixed	6.0000%		9,420,467
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	22,178,205	Oct-13	Fixed	5.5100%		4,435,641
Village Plaza	Lakeland, FL	Citigroup	30%	9,233,647	Sep-15	Fixed	5.0050%		2,770,094
Millennium Park	Livonia, MI	Citigroup	30%	31,811,497	Oct-15	Fixed	5.0210%		9,543,449
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911,250	Dec-15	Fixed	5.3440%		2,382,250
Southfield Plaza Expansion	Southfield, MI	GECA	50%	680,499	May-16	Fixed	5.8750%	(2)	340,249
Troy Marketplace	Troy, MI	Deutsche Banc	30%	21,900,000	Jun-16	Fixed	5.9040%		6,570,000
Gratiot Crossing	Chesterfield Twp., MI	Deutsche Banc	30%	13,500,000	Jun-16	Fixed	5.9040%		4,050,000
Crofton Centre	Crofton, MD	Citigroup	20%	17,000,000	Jan-17	Fixed	5.8490%		3,400,000
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	30%	8,331,188	Jun-20	Fixed	5.5400%		2,499,357
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	30%	11,004,299	Jun-20	Fixed	5.5400%		3,301,290
Subtotal Mortgage Debt				$ 424,219,662					$ 111,365,848
Unamortized premium				916,623					240,631
Total mortgage debt (including unamortized premium)				$ 425,136,285					$ 111,606,479

(1)	Interest rate is variable based on LIBOR plus 1.45%.
(2)	Resets per formula annually each June 1.
(3)	Interest rate is fixed for five years and then lender has right to reset interest rate or call the loan in 2013.
(4)	Interest rate increased to 13.14% on 07/01/10. The original maturity date was April 2030. Lender called the loan in February 2011. The Company is currently in negotiations with the lender.

Ramco-Gershenson Properties Trust
Joint Venture Same Properties Analysis
For the Three Months Ended March 31, 2011
(in thousands)

	Three Months Ended March 31,
	2011	2010	% Change

Number of Properties (1)	28	28	0.0%

Occupancy	88.0%	89.0%	-1.0%

REVENUE
Minimum rent	$14,344	$14,726	-2.6%
Percentage rent	31	26	19.2%
Recovery income from tenants	4,968	5,083	-2.3%
Other property income	375	195	92.3%
	$19,718	$20,030	-1.6%

EXPENSES
Real estate taxes	$3,154	$3,323	-5.1%
Recoverable operating expense	2,348	2,269	3.5%
Other non-recoverable operating expense	1,499	1,302	15.1%
	$7,001	$6,894	1.6%

NET OPERATING INCOME	$12,717	$13,136	-3.2%

Operating Expense Recovery Ratio	90.3%	90.9%	-0.6%

(1)	Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
As of March 31, 2011

Total Comparable Leases (2)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	TIs PSF
1st Quarter 2011	35	150,678	$13.31	$14.51	-8.3%	5.6	$11.54
4th Quarter 2010	40	89,877	$18.63	$20.06	-7.1%	4.4	$2.34
3rd Quarter 2010	36	259,575	$13.13	$13.24	-0.8%	4.8	$1.00
2nd Quarter 2010	47	341,489	$10.94	$11.10	-1.4%	5.7	$12.14
Total	158	841,619	$12.86	$13.33	-3.5%	5.3	$7.55

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	TIs PSF
1st Quarter 2011	25	97,236	$14.37	$14.11	1.8%	3.3	$0.01
4th Quarter 2010	27	61,645	$19.15	$20.09	-4.7%	4.2	$0.02
3rd Quarter 2010	26	223,312	$13.22	$13.21	0.1%	4.8	$0.00
2nd Quarter 2010	28	227,346	$9.55	$9.47	0.8%	4.4	$2.44
Total	106	609,539	$12.63	$12.65	-0.2%	4.4	$0.91

New leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	TIs PSF
1st Quarter 2011	10	53,442	$11.39	$15.25	-25.3%	9.8	$32.51
4th Quarter 2010	13	28,232	$17.51	$20.00	-12.4%	4.7	$7.41
3rd Quarter 2010	10	36,263	$12.58	$13.41	-6.2%	7.5	$6.98
2nd Quarter 2010	19	114,143	$13.72	$14.35	-4.4%	8.4	$32.37
Total	52	232,080	$13.47	$15.10	-10.8%	8.1	$25.40

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	TIs PSF
1st Quarter 2011	40	286,597	$13.74	N/A	N/A	8.4	$24.78
4th Quarter 2010	46	126,174	$17.09	N/A	N/A	5.4	$10.58
3rd Quarter 2010	42	305,261	$12.72	N/A	N/A	5.5	$2.05
2nd Quarter 2010	54	366,245	$11.56	N/A	N/A	6.3	$13.31
Total	182	1,084,277	$13.11	N/A	N/A	6.5	$12.85

(1)	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
(2)	Comparable leases represent those leases signed on spaces for which there was a former tenant.

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
As of March 31, 2011

	Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	-	-	0.0%	0.0%	$-	6	8,996	0.4%	0.5%	$18.46	6	8,996	0.2%	0.3%	$18.46
2011	2	52,121	1.5%	1.2%	7.42	76	199,296	8.8%	9.2%	15.50	78	251,417	4.4%	5.3%	13.82
2012	6	246,976	7.1%	5.6%	7.14	105	322,721	14.3%	17.0%	17.71	111	569,697	10.0%	11.5%	13.13
2013	10	387,427	11.2%	12.0%	9.69	103	280,364	12.4%	15.6%	18.73	113	667,791	11.7%	13.9%	13.49
2014	10	380,788	11.0%	10.3%	8.45	93	272,070	12.1%	14.3%	17.73	103	652,858	11.4%	12.4%	12.32
2015	13	517,523	14.9%	15.4%	9.29	66	208,761	9.3%	11.7%	18.93	79	726,284	12.7%	13.5%	12.06
2016	11	380,596	11.0%	12.9%	10.58	52	199,643	8.9%	11.4%	19.29	63	580,239	10.1%	12.1%	13.58
2017	5	134,910	3.9%	6.5%	15.15	17	62,923	2.8%	4.3%	23.24	22	197,833	3.5%	5.4%	17.73
2018	4	177,514	5.1%	4.8%	8.41	15	69,423	3.1%	3.5%	17.21	19	246,937	4.3%	4.1%	10.88
2019	5	201,705	5.8%	7.7%	11.98	14	55,913	2.5%	3.0%	18.07	19	257,618	4.5%	5.3%	13.30
2020	3	218,423	6.3%	3.1%	4.43	13	41,796	1.9%	2.9%	23.16	16	260,219	4.6%	3.0%	7.44
2021 +	12	496,114	14.4%	20.5%	12.90	15	124,093	5.4%	6.6%	17.82	27	620,207	10.8%	13.2%	13.89
Sub-Total	81	3,194,097	92.2%	100.0%	$9.79	575	1,845,999	81.9%	100.0%	$18.25	656	5,040,096	88.2%	100.0%	$12.89

Vacant	9	268,771	7.8%	N/A	N/A	147	407,891	18.1%	N/A	N/A	156	676,662	11.8%	N/A	N/A

Total	90	3,462,868	100.0%	100.0%	N/A	722	2,253,890	100.0%	100.0%	N/A	812	5,716,758	100.0%	100.0%	N/A

(1)	Anchor is defined as a tenant leasing 19,000 square feet or more.
(2)	Tenants currently under month to month lease or in the process of renewal.